UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2020

HUBSPOT, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36680	20-2632791
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 First Street, Cambridge, Massachusetts		02141
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 482-7768

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per share	HUBS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 5, 2020 HubSpot, Inc. (the “Company”) issued a press release announcing its financial results and other information for the quarter ended June 30, 2020. The full text of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information under this Item 2.02, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

In January 2020, the Compensation Committee (the “Committee”) of the Board of Directors of the Company established the performance measures and related targets for the Company’s Senior Executive Cash Incentive Bonus Plan (the “Bonus Plan”), which performance measures were consistent with fiscal year 2019.  In light of the impact of the COVID-19 pandemic, in May 2020, the Company revised its financial guidance for the full year of 2020.  In July 2020, the Committee revised the targets for each performance measure that will apply to the second half of 2020 in a manner consistent with the Company’s recently revised financial guidance. There were no changes to the targets and performance measures for the first half of 2020.  The Committee set the maximum level of performance for the second half of 2020 at the target level of performance established at the beginning of 2020 (the “Original Target Level”), thereby limiting the full year potential bonus payment under the Bonus Plan to the amount that would have been paid had the Company achieved the Original Target Level.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits (word file attached)

Exhibit No.	Description

99.1	Press Release of HubSpot, Inc. dated August 5, 2020, furnished herewith.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of HubSpot, Inc. dated August 5, 2020, furnished herewith.

104          Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HubSpot, Inc.

August 5, 2020	By:	/s/ Kate Bueker
Name: Kate Bueker
Title: Chief Financial Officer